UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2014

China Du Kang Co., Ltd.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53833	90-0531621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Town of Dukang, Baishui County, A-28, Van Metropolis, #35 Tangyan Road, Xi'an, Shaanxi, Peoples’ Republic of China	710065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 8629-88329785

________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 29, 2014, Keith K. Zhen CPA (“Zhen”) notified China Du Kang Co., Ltd. (the “Company”) that he resigned as the Company’s independent certifying accountant effective on the same date.

The reports of Zhen regarding the Company’s and its subsidiaries’ financial statements as of December 2012 through December 2013, the consolidated balance sheets, and the related statements of income, stockholders’ equity and comprehensive income and cash flows for the Company’s fiscal years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principle.

For the Company’s fiscal years ended December 2012 through December 2013, and during the subsequent interim period through the date of his resignation: (i) the Company had no disagreement with Zhen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Zhen would have caused him to make reference thereto in connection with his reports on the Company’s financial statements for such years, and (ii) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2012 and 2013 and during the subsequent interim period through the date of his resignation, Zhen did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist or (ii) advise the Company that any information had come to his attention which had led him to no longer be able to rely on management's representation, or (iii) that had made Zhen unwilling to be associated with the financial statements prepared by management or (iv) advise the Company that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

During the fiscal years ended December 31, 2012 and 2013 and during the subsequent interim period through the date of his resignation, Zhen did not advise the Company that there was any information which he concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to his satisfaction, would prevent him from rendering an unqualified audit report on those financial statements).

The Company provided Zhen with a copy of the above disclosures and requested that Zhen review the disclosure contained in this Report and furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respect in which he does not agree with the statements made by the Company herein. The response from Zhen is attached as Exhibit 16.1 to this Current Report on Form 8-K and will be filed.

The Company is currently undertaking a search for a new auditing firm.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Keith K. Zhen, CPA

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DU KANG CO., LTD.

Dated: January 5, 2015	By:	/s/ Wang Yong Shen
Wang Yong Shen
President and Chief Executive Officer